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Exhibit 10.5

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES REPRESENTED BY THIS WARRANT ARE RESTRICTED AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.


                             SAF T LOK INCORPORATED
                             ----------------------

                   WARRANT FOR THE PURCHASE OF COMMON SHARES
NO. W-                                                      500,000 SHARES

     FOR VALUE RECEIVED, SAF T LOK INCORPORATED, a Florida corporation (the "Company"), hereby certifies that Atom Corp. or its permitted assigns (the "Holder") is entitled to purchase from the Company, at any time or from time to time after February 11, 1998 but prior to 5:00 P.M. on February 11, 2003, Five Hundred Thousand (500,000) fully paid and non-assessable shares of common stock, par value $.01 per share, of the Company for an aggregate purchase price of $2,500,000 (computed on the basis of $5.00 per share). (Hereinafter, (i) said common shares, together with any other equity securities which may be issued by the Company in substitution therefor, are referred to as the "Common Shares",
(ii) the Common Shares purchasable hereunder are referred to as the "Warrant Shares", (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price", (iv) the price payable hereunder for each of the Warrant Shares, as adjusted in the manner set forth in
Section 3, is referred to as the "Per Share Warrant Price" and (v) this Warrant and all warrants hereinafter issued in exchange or substitution for this Warrant are referred to as the "Warrants".) The Aggregate Warrant Price is not subject to adjustment. The Per Share Warrant Price and the number of Warrant Shares are subject to adjustment as hereinafter provided.

     1.   EXERCISE OF WARRANT.  This Warrant may be exercised, in whole at any
          -------------------
time or in part from time to time (such partial exercises to be in amounts of not less than 25,000 Warrant Shares), on and after February 11, 1998, but prior to 5:00 P.M. on February 11, 2003, by the Holder of this Warrant, by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the

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principal office of the Company at 18245 SE Federal Highway, Tequesta, Florida
33469, together with proper payment of the Aggregate Warrant Price applicable on such date, or the proportionate part thereof if this Warrant is exercised in part. Payment for Warrant Shares shall be made by check or checks, payable to the order of the Company. If this Warrant is exercised in part, this Warrant must be exercised for a number of whole Warrant Shares, and the Holder is entitled to receive a new Warrant covering the number of Warrant Shares in respect of which this Warrant has not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon such surrender of this Warrant, the Company will (a) issue a certificate or certificates in the name of the Holder for the largest number of whole Warrant Shares to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional Warrant Share to which the Holder shall be entitled, cash equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (b) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

     2.   RESERVATION OF WARRANT SHARES.  The Company agrees that, prior to the
          -----------------------------
expiration of this Warrant, the Company will at all times have authorized and will reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares receivable upon the exercise of this Warrant, the Warrant Shares and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer (except as may arise under applicable securities laws) and free and clear of all preemptive rights.

     3.   PROTECTION AGAINST DILUTION.
          ---------------------------

          a. If, at any time or from time to time after the date of this Warrant, the Company shall issue to the holders of the Common Shares any Common Shares by way of a stock dividend or stock split (including, without limitation, a reverse stock split), then, and in each such case, the Per Share Warrant Price on the date of such stock dividend or stock split shall be adjusted, or further adjusted, to a price (to the nearest cent) determined by dividing (i) an amount equal to the number of Common Shares outstanding immediately prior to such issuance multiplied by the Per Share Warrant Price in effect immediately prior to such issuance by (ii) the total number of Common Shares outstanding immediately after such issuance. Upon each adjustment in the Per Share Warrant Price resulting from a stock split or stock dividend, the number of Warrant Shares shall be adjusted by dividing the Aggregate Warrant Price by the Per Share Warrant Price in effect immediately after such adjustment. Notice of each such adjustment and each such readjustment shall be forthwith mailed to the Holder.

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          b.   If the Company shall be consolidated with or merged into another corporation, or shall sell all or substantially all of its assets in part of a reorganization to which the Company is a party within the meaning of the Internal Revenue Code of 1986, as presently in effect, or shall issue a security convertible into its Common Shares as a dividend on its Common Shares, or shall reclassify or reorganize its capital structure (except a stock split covered by Subsection 3(a) hereof), each Warrant Share shall be replaced for the purposes hereof by the securities or properties issuable or distributable in respect of one Common Share upon such consolidation, merger, sale, reclassification or reorganization, and adequate provisions to that effect shall be made at the time thereof. Notice of such consolidation, merger, sale, reclassification or reorganization, and of said provisions so proposed to be made, shall be mailed to the Holder not less than 15 days prior to such event.

          c. If the Company shall sell all or substantially all of its assets, other than as part of a reorganization to which the Company is a party within the meaning of the Internal Revenue Code of 1986, as presently in effect, or shall distribute its assets in dissolution or liquidation (other than as part of such a reorganization), the Company shall mail notice thereof to the Holder and shall make no distribution to shareholders until the expiration of 15 days from the date of mailing of said notice and then only to shareholders of record as of a date at least 15 days after the date of mailing of said notice.

          d. If the Board of Directors of the Company shall declare any dividend or other distribution in cash with respect to the Common Shares, other than out of surplus, the Company shall mail notice thereof to the Holder not less than 15 days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution.

     4.   REGISTRATION RIGHTS.
          -------------------

          a. If the Company proposes, at any time prior to the Expiration Date, to file a registration statement with the Securities and Exchange Commission (the "Commission") on a general form for registration under the Act and relating to securities issued or to be issued by it, then it shall give written notice of such proposed filing to the Holder not less than 10 days prior to the filing of such registration statement. Any written request of the Holder to include the Warrant Shares shall be given to the Company not less than 5 days prior to the date specified in the notice as the date on which such registration statement is intended to be filed with the Securities and Exchange Commission. Neither the delivery of the notice by the Company nor the delivery of the request by the Holder shall obligate the Company to file such registration statement; and notwithstanding the filing of such registration statement, the Company may, at any time prior to the effective date thereof, determine to withdraw such registration statement and not offer the securities

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intended to be offered by the Company to which the registration statement relates, without liability to the Holder on account thereof.

          b. In addition to the registration rights set forth in Section 4a above, if the Holder shall give notice to the Company at any time prior to the Expiration Date to the effect that such Holder desires to register, for sale under the Act, any Warrant Shares, then the Company will promptly, on one occasion only, no later than 60 days after the receipt of such notice, file a post-effective amendment to any current registration statement or a new registration statement, to the end that the Warrant Shares designated in such notice may be publicly sold under the Act as promptly as practicable thereafter, and the Company will use its best efforts to cause such registration statement to become and remain effective (including the taking of such steps as are necessary to obtain the removal of any stop order); provided, that the Holder shall furnish the Company with such appropriate information in connection therewith as the Company may reasonably request in writing, and provided further that, if such notice is received more than four weeks before the Company is required to file its current financial statements with the Commission, the Company may delay filing the registration statement until the date on which such financial statement are required to be filed with the Commission.

          c. In the event the Company files a registration statement, and subject to the Company's right to withdraw such registration statement as set forth above, the Company shall:

               i. supply to the Holder as soon as available a reasonable number of copies of the registration statement and each preliminary or final prospectus and any supplement or amendment required by the Act and the rules and regulations promulgated thereunder;

               ii. use its best efforts to cause the Warrant Shares to be registered, qualified or exempted under the securities laws of such reasonable number and selection of states selected by the Holder and do any and all other acts and things which may be necessary or advisable to enable the Holder to complete the proposed sale or the disposition of the Warrant Shares in such states;

               iii   keep effective for a period of 90 days after the initial
effectiveness thereof all such registration statements, and cooperate in taking such action as may be necessary to keep effective such other registrations, qualifications or exemptions, and do any and all other acts and things for such period, not to exceed such 90 days, as may be necessary to permit the public sale or other disposition of such Warrant Shares by the Holder; and

               iv. pay all costs of the registration statement and the public offering and such other registrations, qualifications or exemptions, exclusive of (x) brokers or sales commissions on the sale of the Warrant Shares and (y) any legal

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fees incurred by the Holder in connection with the registration statement or public offering.

     5.   FULLY PAID SHARES; TAXES.  The Company agrees that the Common Shares
          ------------------------
represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and non-assessable, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per Warrant Share is at all times equal to or less than the then Per Share Warrant Price. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or certificate therefor.

     6.   LOSS, ETC. OF WARRANT.  Upon receipt of evidence satisfactory to the
          ---------------------
Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnify reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, and upon reimbursement of the Company's reasonably incidental expenses, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

     7.   WARRANT HOLDER NOT SHAREHOLDER.  Except as otherwise provided therein,
          ------------------------------
this Warrant does not confer upon the Holder any right to vote or to consent or to receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.

     8.   COMMUNICATION.  No notice or other communication under this Warrant
          -------------
shall be effective unless the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

          a. the Company 18245 SE Federal Highway, Tequesta, Florida 33469, or such other address as the Company has designated in writing to the Holder, or

          b. the Holder c/o Edward H. Burnbaum, Esq., 300 East 42nd St, New York, New York 10017, or such other address as the Holder has designated in writing to the Company.

     9.   HEADINGS.  The headings of this Warrant have been inserted as a matter
          --------
of convenience and shall not affect the construction hereof.

     10.  APPLICABLE LAW.  This Warrant shall be governed by and construed in
          --------------
accordance with the laws of the State of New York.

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     IN WITNESS WHEREOF, SAF T LOK INCORPORATED. has caused this Warrant to be signed by its President and its corporate seal to be hereunto affixed this 12th day of February, 1998.

ATTEST:                                 SAF T LOK INCORPORATED



_________________________               By:  _________________________
Secretary

[Corporate Seal]

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                                   ASSIGNMENT
         (To be executed by the registered holder to effect a transfer of the within Warrant)

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

                                    (Name)

                                   (Address)

the right to purchase ____________ shares of Common Stock of Saf T Lok Incorporated evidenced by the within Warrant, together with all right title and interest therein, and do irrevocably constitute and appoint

                                    (Name)

attorney to transfer the said right on the books of said Corporation with full power of substitution in the premises.


Dated: ____________________


                                    _________________________
                                            Signature

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                                 PURCHASE FORM
                   (To be executed upon exercise of Warrant)

To:  SAF T LOK INCORPORATED

     The undersigned hereby exercises the right to ___________ shares of Common Stock of Saf T Lok Incorporated, evidenced by the within Warrant according to the terms and conditions thereof, and herewith makes payment of the purchase price in full.

Dated:____________,

                                    ___________________________
                                    Signature

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